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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 2004



                                  Duratek, Inc.
                 -----------------------------------------------
                  (Exact Name of Registrant as Specified in its
                                    Charter)



         Delaware                       0-14292                 22-2427618
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(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
       of Incorporation)                 Number)          Identification Number)



               10100 Old Columbia Road, Columbia, Maryland      21046
             -----------------------------------------------------------
              (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                  DURATEK, INC.



Item 12. Results of Operations and Financial Condition.


     On April 28, 2004, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the first quarter ended March 28, 2004. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DURATEK, INC.


Date: April 28, 2004                                By: /s/ Robert F. Shawver
                                                       -------------------------
                                                    Robert F. Shawver
                                                    Executive Vice President and
                                                    Chief Financial Officer

Exhibit Index

99.1       Press Release dated April 28, 2004 issued by Duratek, Inc.